SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                    Date of Report (Date of earliest event reported)
                                    April 19, 1999
                        ----------------------------------


                       SALOMON SMITH BARNEY HOLDINGS INC.
             (Exact name of registrant as specified in its charter)



        Delaware                1-4346                       22-1660266
(State or other              (Commission File Number)     (IRS Employer
 jurisdiction of                                           Identification No.)
 incorporation)


                 388 Greenwich Street, New York, NY              10013
              (Address of principal executive offices)        (Zip Code)



                                   (212) 816-6000
               (Registrant's telephone number, including area code)

                                SALOMON SMITH BARNEY HOLDINGS INC.
                                    Current Report on Form 8-K



Item 5.  Other Events


Results of Operations
(Preliminary and Unaudited)

This report summarizes the results of operations of Salomon Smith Barney Holdings Inc. (the "Company") for the three month period ended March 31, 1999 and 1998 and provides certain additional financial information.


                       SALOMON SMITH BARNEY HOLDINGS INC.
                             SELECTED FINANCIAL DATA
                           (Preliminary and Unaudited)
                                  (In millions)


                                                                       March 31,
                                                                  ------------------
                                                              1999                  1998
                                                              ----                  ----

Total stockholder's equity                                $  9,596             $   8,874

Total assets under fee-based management                   $289,700             $ 203,200


                                                                           Three
                                                                    Months Ended
                                                                       March 31,
                                                               1999            1998
Revenues:

 Commissions                                                 $  903         $   795
 Investment banking                                             664             628
 Principal transactions                                         978             780
 Asset management and administration fees                       613             498
 Other                                                           66              32
                                                             ------          ------
   Total noninterest revenues                                 3,224           2,733
                                                             ------          ------
 Interest and dividends                                       2,613           3,318
 Interest expense                                             2,249           2,923
                                                             ------          ------

   Net interest and dividends                                   364             395
                                                             ------          ------

   Revenues, net of interest expense                          3,588           3,128
                                                             ------          ------

Noninterest expenses:

 Compensation and benefits                                    1,845           1,722
 Communications                                                 122             117
 Floor brokerage and other production                           105             110
 Occupancy and equipment                                        111             105
 Advertising and market development                              72              70
 Professional services                                           54              51
 Other operating and administrative expenses                    158             143
 Restructuring credit                                         (211)              -
                                                             ------          ------
   Total noninterest expenses                                 2,256           2,318
                                                             ------          ------

   Income before income taxes and cumulative
    effect of change in accounting principle                  1,332             810

Provision for income taxes                                      488             308
                                                             ------          ------

Net income before cumulative effect
 of change in accounting principle                              844             502
                                                             ------          ------
Cumulative effect of change in accounting
principle (net of tax benefit of $12)                          (15)              -
                                                              -----           -----
Net income                                                  $   829         $   502
                                                             ======          ======



                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: April 19, 1999                        SALOMON SMITH BARNEY HOLDINGS INC.




                                              By:    /s/Michael J. Day
                                                        Michael J. Day
                                                         Controller